DEPARTMENT OF HEALTH & HUMAN SERVICES Public Health Service

Food and Drug Administration
2098 Gaither Road
Rockville, Maryland 20850

Certificate No. ###-##-####

CERTIFICATE TO FOREIGN GOVERNMENT

In order to allow the importation of United States products into foreign countries, the U.S. Food and Drug Administration (FDA) certifies the following information concerning the product(s) to be exported listed below:

Name of Product(s)	Name of Manufacturer/Distributor Address
See Attached List (Three Pages)	STARR Surgical Company 1911 Walker Avenue Monrovia, CA 91016

The product(s) described above (and the manufacturing/distribution site(s) which produces/distributes it) is subject to the jurisdiction of the FDA under the Federal Food, Drug, and Cosmetic Act.

It is certified that the above product may be marketed in, and legally exported from, the United States of America at this time. The manufacturing plant(s) in which the product(s) is produced is subject to periodic inspections. The last such inspection showed that the plant(s), at that time, appeared to be in substantial compliance with current good manufacturing practice requirements for the product(s) listed above.

[name withheld]
Acting Export Team Leader

Regulatory Policy and

Systems Branch

Office of Compliance

Center for Devices and

Radiological Health

This certificate expires 24 months
from the date notarized.

COUNTY OF MONTGOMERY
STATE OF MARYLAND

Subscribed and sworn to before me this 16th day of day of November month 2005 year.

CERTIFICATE TO FOREIGN GOVERNMENT - ATTACHMENT (Page 1 of 3 Pages)
NAME OF PRODUCT(S) (GENERIC NAME IF APPLICABLE’)	NAME OF MANUFACTURER/DISTRIBTUTOR ADDRESS

-Model AQ-1016V: ELASTIMIDE™ Ultra-violet Silicone Posterior Chamber Intraocular Lens	STAAR Surgical Company 1911 Walker Avenue Monrovia, CA 91016

-Model AQ-2003V:
ELASTIMIDE™ Ultra-violet Silicone
Posterior Chamber Intraocular Lens

-Model AQ-2010V:
ELASTIMIDE™ Ultra-violet Silicone
Posterior Chamber Intraocular Lens

-Model AQ-2013V:
ELASTIMIDE™ Ultra-violet Silicone
Posterior Chamber Intraocular Lens

-Model AQ-2017V:
ELASTIMIDE™ Ultra-violet Silicone
Posterior Chamber Intraocular Lens

-Model AQ-5010V:
ELASTIMIDE™ Ultra-violet Silicone
Three-piece Posterior Chamber Intraocular Lens

-Model AA-4203V:
UV-ELASTIC™ Silicone Posterior
Chamber Intraocular Lens

-Model AA-4203VF:
UV-ELASTIC™ Silicone Posterior
Chamber Intraocular Lens

-Model AA-4204VF:
UV-ELASTIC™ Silicone Posterior
Chamber Intraocular Lens

-Model AA-4204VL:
UV-ELASTIC™ Silicone Posterior
Chamber Intraocular Lens

-Model AA M-4203TF:
Intraocular Lenses with TORIC UV-Blocking

CERTIFICATE TO FOREIGN GOVERNMENT - ATTACHMENT (Page 2 of 3 Pages)
NAME OF PRODUCT(S) (GENERIC NAME IF APPLICABLE’)	NAME OF MANUFACTURER/DISTRIBTUTOR ADDRESS

-Model AA-4203TL: Intraocular Lenses with TORIC UV-Blocking	STAAR Surgical Company 1911 Walker Avenue Monrovia, CA 91016

-Model AQ-2017V:
ELASTIMIDE™ Ultra-violet Silicone
Posterior Chamber Intraocular Lens

-Model AA-4207VF:
UV-ELASTIC™ Silicone Posterior
Chamber Intraocular Lens

-Model CC-4203BF:
COLLAMER™ Ultra-violet Posterior Chamber
Intraocular Lenses

-Model CC-4204BF:
COLLAMER™ Ultra-violet Posterior Chamber
Intraocular Lenses

-Model CQ-2003V:
COLLAMER™ Ultra-violet Posterior Chamber
Intraocular Lenses

-Model CQ-2005V:
COLLAMER™ Ultra-violet Posterior Chamber
Intraocular Lenses

-Model CQ-2015V:
COLLAMER™ Ultra-violet Posterior Chamber
Intraocular Lenses

Micro-STAAR® Reusable Injector Systems
Models MSI-TM & MSI-PM

Micro-STAAR® Reusable Injector Systems
Models MSI-TR & MSI-PR

STAAR® Foam Tip™ Reusable Injector Systems
Models MSI-TF & MSI-PF

AQ CARTRIDGE – FP
MTC – 60 c FP MICRO TIP CARTRIDGE
ST-45 SMALL TIP CARTRIDGE
SFC-25 FP SUPER FUNNEL CARTRIDGE
SFC-45 SUPER FUNNEL CARTRIDGE
FTP INDIGO
FOAM TIP PLUNGER

CERTIFICATE TO FOREIGN GOVERNMENT - ATTACHMENT (Page 3 of 3 Pages)
NAME OF PRODUCT(S) (GENERIC NAME IF APPLICABLE)	NAME OF MANUFACTURER/DISTRIBTUTOR ADDRESS

-Model CGDD-20: AquaFlow™ Collagen Glaucoma Drainage Device	STAAR Surgical Company 1911 Walker Avenue Monrovia, CA 91016

PHACO XL™ Small Incision System

CircuitTree Medical Inc.
THE WAVE DIGITAL PHACO SYSTEM

STAAR Surge-Free Aspiration Adapter
Phacofragmentation system

STAARVISC® Sodium Hyaluronate Viscoelastic

STAARVISC® II Sodium Hyaluranate
(distributed by Anika Therapeutics, Inc.)

“END OF PRODUCT LIST”